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             VANGUARD(R) INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 28, 2003

In the "Fund Profile: Primary Investment Strategies" section in the second paragraph, the following sentence is added after the third sentence:

The Fund may invest up to 5% of its assets in total return swaps, which may be used to simulate exposure to fixed income securities that are either currently unavailable for purchase in the market or considered to be less attractively priced.

In the "Fund Profile: Primary Risks" section, the income risk bullet is replaced with the following:

o Income risk, which is the chance that the Fund's income (dividends) may vary widely from month to month due to changing interest rates and the Fund's use of total return swaps. Income risk may be high for the Fund.

In the "More on the Fund: Market Exposure" section, the income risk flag is replaced with the following:

[FLAG] The Fund is subject to income risk, which is the chance that the Fund's income (dividends) may vary widely from month to month due to changing interest rates and the Fund's use of total return swaps. Income risk may be high for the Fund for the reasons explained below.

     Generally, a fund's income may be expected to gradually decline when interest rates fall because once rates fall, the fund must invest in lower-yielding bonds. The reverse is generally true when interest rates rise - a fund's income may be expected to gradually rise because the fund can invest in higher-yielding bonds. The Fund's use of total return swaps, however, can reduce the usual effect of changing interest rates on Fund income, or even cause the Fund's income to move inversely with interest rates. That is because these swaps are likely to be structured in a manner that has the potential to substantially increase or decrease the portion of the Fund's total return that is attributable to income (dividends).

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     The value of the Fund's total return swaps increases when interest rates decline, just like the prices of bonds. When this happens, the full amount of the increased value of the swaps is reflected, for federal income tax purposes, as a rise in the Fund's monthly income. Because there is an offsetting price return in the Fund's net asset value relative to its target index, the swap-related rise in monthly income results in no net effect on the Fund's total return. Accordingly, the tax result from the swaps' appreciation is different from a sale by the Fund of appreciated bonds, which produces capital gains. Conversely, the value of the Fund's total return swaps decreases when interest rates rise. When this happens, the full amount of the decreased value of the swaps is reflected, for federal tax purposes, as a reduction in the Fund's monthly income. Because there is an offsetting price return in the Fund's net asset value relative to its target index, the swap-related reduction in monthly income results in no net effect on the Fund's total return. Accordingly, the tax result from the swaps' depreciation is different from a sale by the Fund of depreciated bonds, which produces capital losses. Depending on the magnitude of interest rate movements and the amount of total return swaps held by the Fund, the resulting change in the value of the swaps may substantially increase or decrease the amount of income that is distributed by the Fund (although swap-value changes will have no impact on the Fund's total return). Sharp changes in interest rates can cause these swaps to drive the Fund's income up when interest rates fall, or drive the Fund's income down when interest rates rise. Because the Fund's use of total return swaps may cause wide variability in the Fund's monthly income (although total return swaps will not affect the Fund's total return), income risk may be high for the Fund.

In the "More on the Fund: Security Selection" section, the following text is added after the Plain Talk(R) titled "Bonds and Interest Rates:"

     TOTAL RETURN SWAPS. The Fund may invest up to 5% of its assets in total return swaps, which may be used to simulate exposure to fixed income securities that are either currently unavailable for purchase in the market or considered to be less attractively priced. The Fund's use of total return swaps will increase its exposure to income risk, which is explained in the MARKET EXPOSURE section.






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